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                                                                  Exhibit 99(a)


                             TXU US HOLDINGS COMPANY
                       Certificate Pursuant to Section 906
                         of Sarbanes - Oxley Act of 2002


       The undersigned, Erle Nye, Chairman of the Board and Chief Executive of TXU US HOLDINGS COMPANY (the "Company"), DOES HEREBY CERTIFY that:

     1. The Company's Current Report on Form 8-K related to TXU Energy Company LLC filed on or about November 21, 2002 ("the Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TXU Energy Company LLC.

      IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed this 21st of November, 2002.





                                              /s/ Erle Nye
                                       ------------------------------------
                                       Name:  Erle Nye
                                       Title: Chairman of the Board
                                              and Chief Executive